SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

 Filed by the Registrant  |X|
 Filed by a Party other than the Registrant  |_|
 Check the appropriate box:
   o     Preliminary Proxy Statement      o   Confidential, For Use of the
   |X|   Definitive Proxy Statement           Commission Only (as permitted by
   o     Definitive Additional Materials      Rule 14a-6(e)(2))
   o     Soliciting Material Pursuant to
         Rule 14a-11(c) or Rule 14a-12



                         INDIVIDUAL INVESTOR GROUP, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:


(2)  Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


(4)  Proposed maximum aggregate value of transaction:



(5)  Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:


(2)  Form, Schedule or Registration Statement No.:


(3)  Filing Party:


(4)  Date Filed:

--------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                         INDIVIDUAL INVESTOR GROUP, INC.
                                  1633 Broadway
                                   38th Floor
                            New York, New York 10019
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 18, 1997
                              --------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of INDIVIDUAL INVESTOR GROUP, INC. ("Company") will be held at the offices of counsel to the Company, Graubard Mollen & Miller, 600 Third Avenue, 32nd Floor, New York, New York, on Wednesday, June 18, 1997, at 10:00 a.m. local time, for the following purposes:

     1. To elect two directors of the Company for a term of three years and until their successors are elected and qualified;

     2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock;

     3. To consider and vote upon a proposal to approve and adopt the 1996 Management Incentive Plan; and

     4. To transact such other business as may properly come before the meeting, or any or all postponement(s) or adjournment(s) thereof.

         Only stockholders of record at the close of business on April 23, 1997,
will  be   entitled  to  notice  of,  and  to  vote  at,  the  meeting  and  any postponement(s) or adjournment(s) thereof.

         YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                           By Order of the Board of Directors


                                                    Scot A. Rosenblum
                                                       Secretary

New York, New York
May 7, 1997

                         INDIVIDUAL INVESTOR GROUP, INC.

                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 1997

         This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of Individual Investor Group, Inc. ("Company") to be used at the Annual Meeting of Stockholders of the Company to be held on June 18, 1997, and any postponement(s) or adjournment(s) thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Annual Meeting.

         The proxy will be voted (or withheld from voting) in accordance with any specifications made. Where no specifications are indicated, the proxies will vote "FOR" the nominees for director, as described below under Proposal 1, "FOR" the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock as described below under Proposal 2, "FOR" the proposal to approve and adopt the 1996 Management Incentive Plan as described below under Proposal 3 and, in the discretion of the proxyholders, on any other business properly coming before the meeting and any postponement(s) or adjournment(s) thereof. A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised.

         The Company's executive offices are located at 1633 Broadway, 38th Floor, New York, New York 10019. This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about May 7, 1997.

                                VOTING SECURITIES

         The Board of Directors has fixed the close of business on April 23, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all postponement(s) or adjournment(s) thereof. As of April 23, 1997, the Company had issued and outstanding 6,161,869 shares of Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of Common Stock registered in his name on the record date. The presence, in person or by proxy, of a majority of all of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters but will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker ("broker non-votes").

         The election of directors requires a plurality vote of those shares of Common Stock voted at the Annual Meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares of Common Stock not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor.

         The approval of the amendment to the Certificate of Incorporation must be approved by the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote. Abstentions as to this matter are considered present and entitled to vote on the matter and, therefore, have the same effect as a vote against the proposal. Shares of Common Stock deemed present at the Annual Meeting, but not entitled to vote on the amendment to the Certificate of Incorporation (because of either shareholder withholding or broker non-vote) will have the effect of a negative vote because this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock.

         All other matters to be voted on, including the approval of the 1997 Management Incentive Plan, will be decided by the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares of Common Stock held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

         The following table sets forth certain information as of April 23, 1997, with respect to the Common Stock ownership of (i) those persons or groups known to beneficially own more than 5% of the Company's voting securities, (ii) each director and director-nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 in the 1996 fiscal year, and (iv) all directors and executive officers of the Company as a group.





                                                         Amount and Nature of                  Percent of Class
Name of Beneficial Owner                                Beneficial Ownership(1)              of Voting Securities
------------------------                                --------------------                 --------------------
Saul P. Steinberg                                                 1,288,090(2)                          20.9%
Jonathan L. Steinberg                                             1,176,677(3)                          18.3%
Reliance Financial Services Corporation                             666,666(4)                          10.8%
Robert H. Schmidt                                                   332,334(5)                           5.2%
Scot A. Rosenblum                                                   272,079(6)                           4.2%
Bruce L. Sokoloff                                                    36,000(7)                         *
Peter M. Ziemba                                                      10,000(8)                         *
All directors and executive
  officers as a group (6 persons)                                 1,827,090(9)                          25.8%



*        Less than 1%.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. The information concerning the stockholders is based upon information furnished to the Company by such stockholders. Except as otherwise indicated, all of the shares of Common Stock are owned of record and beneficially and the persons identified have sole voting and investment power with respect thereto.

(2) Includes 666,666 shares of Common Stock owned by Reliance Insurance Company, an indirect wholly owned subsidiary of Reliance Group Holdings, Inc. ("Reliance Group"). See Note (4). Approximately 45% of the common stock of Reliance Group is beneficially owned by Mr. Saul P. Steinberg, members of his family and affiliated trusts. As a result of his stockholdings in Reliance Group, Mr. Saul P. Steinberg may be deemed to control Reliance Insurance Company and to beneficially own the shares of Common Stock owned by Reliance Insurance Company. Mr.
         Saul P. Steinberg is the father of Mr. Jonathan Steinberg and brother-in-law of Mr. Bruce L. Sokoloff.

(3) Includes 276,667 shares of Common Stock issuable upon currently exercisable options and options exercisable within the next 60 days. Does not include 403,333 shares of Common Stock issuable upon exercise of options which are not currently exercisable and which will not become exercisable within the next 60 days.

(4) Includes 666,666 shares of Common Stock owned by Reliance Insurance Company. Reliance Financial Services Corporation is the direct parent company of Reliance Insurance Company. Reliance Insurance Company has sole voting power and sole investment power of the shares of Common Stock listed. (See Note 2 above.)

(5) Includes 318,334 shares of Common Stock issuable upon the exercise of currently exercisable options and options exercisable within the next 60 days. Does not include 241,666 shares of Common Stock issuable upon exercise of options which are not currently exercisable and which will not become exercisable within the next 60 days.

(6) Includes 271,079 shares of Common Stock issuable upon the exercise of currently exercisable options and options exercisable within the next 60 days. Does not include 124,584 shares of Common Stock issuable upon exercise of options which are not currently exercisable, and which will not become exercisable within the next 60 days.

(7) Includes 20,000 shares of Common Stock issuable upon the exercise of presently exercisable options and options exercisable within the next 60 days. Does not include 10,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable and which will not become exercisable within the next 60 days.

(8) Includes 10,000 shares of Common Stock issuable upon the exercise of presently exercisable options within the next 60 days. Does not include 20,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable and which will not become exercisable within the next 60 days.

(9) Includes 896,080 shares of Common Stock issuable upon the exercise of currently exercisable options and options exercisable within the next 60 days. Does not include 799,583 shares of Common Stock issuable upon exercise of options which are not currently exercisable and which will not become exercisable within the next 60 days.


                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, each of which serves for a term of three years, with only one class of directors being elected in each year. The term of the first class of directors, consisting of Mr. Jonathan
L. Steinberg and Mr. Scot A. Rosenblum will expire on the date of this year's Annual Meeting, the term of office of the second class of directors, consisting of Mr. Bruce L. Sokoloff and Mr. Peter M. Ziemba, will expire in 1998, and the term of office of the third class of directors, consisting of Mr. Robert H. Schmidt, will expire in 1999. In each case, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

         Two persons will be elected at the Annual Meeting to serve as directors for a term of three years. The Company has nominated Mr. Jonathan L. Steinberg and Mr. Scot A. Rosenblum as the candidates for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. In case either of the nominees becomes unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Information about Nominees

         Jonathan L. Steinberg founded the Company and has served as Chairman of the Board of Directors of the Company since October 1988. Mr. Steinberg also served as President from October 1988 to July 1994 and Treasurer of the Company from October 1988 to June 1996. In addition, Mr. Steinberg is the
Editor-in-Chief of each of the Company's publications. From August 1986 to August 1988, Mr. Steinberg was employed as an analyst in the Mergers and Acquisitions Department of Bear, Stearns & Co. Inc., an investment banking firm. Mr. Steinberg is a nephew by marriage of Bruce L. Sokoloff, a director of the Company. Mr. Steinberg is 32 years of age.

         Scot A. Rosenblum has served as a director, Vice President, Chief Financial Officer and Secretary of the Company since October 1988 and Treasurer of the Company since June 1996. In addition, Mr. Rosenblum served as the Publisher of each of the Company's publications until March 1996. From August 1986 to August 1988, Mr. Rosenblum was employed as an analyst in the Corporate Finance Department of Bear, Stearns & Co. Inc.
Mr. Rosenblum is 32 years of age.

Information About Other Directors

         Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified:

                                               Term              Served as
Name                           Age          Expires In         Director Since      Principal Occupation
Bruce L. Sokoloff               47             1998                 1989                Director
Peter M. Ziemba                 39             1998                 1996                Director
Robert H. Schmidt               60             1999                 1994                President and Chief Operating Officer


         Bruce L. Sokoloff has served as a director since 1989. Mr. Sokoloff has served as Senior Vice President - Administration of Reliance Group Holdings, Inc., the holding company for several insurance and financial services corporations, for more than five years and has been employed at Reliance Group Holdings, Inc. since 1973. Mr. Sokoloff is an uncle by marriage of Mr. Jonathan
L. Steinberg.

         Peter M. Ziemba has served as a director since 1996. Mr. Ziemba is an attorney and has been a partner of the law of firm Graubard Mollen & Miller for more than five years. Graubard Mollen & Miller is outside general counsel to the Company.

         Robert Schmidt has served as a director, President and Chief Operating Officer of the Company since July 1994. From January 1991 to June 1994, Mr. Schmidt was President and Chief Executive Officer of Dreyfus Service Corporation, a marketing and mutual fund distribution subsidiary of Dreyfus Corporation. From 1966 to December 1990, Mr. Schmidt served in various executive capacities with Levine, Huntley, Schmidt & Beaver, an advertising agency which he co-founded, including Chairman and Chief Executive Officer from 1985 to December 1990.

Executive Officers, Board of Directors' Meetings and Committees

         Mr. Henry G. Clark (age 52) has been Controller and Principal Accounting Officer since November 1995. Prior to that, he was Chief Financial Officer/Controller of Seventh Generation, Inc. from July 1990 to March 1992 and then again from May 1993 to December 1994. Mr. Clark is a Certified Public Accountant.

         During 1996, the Board of Directors met four times and acted by unanimous consent on six occasions. The Company has standing audit and stock option committees of the Board of Directors.

         The audit committee was established in June 1996 and is currently comprised of Mr. Bruce L. Sokoloff and Mr. Peter M. Ziemba. The function of the audit committee is to recommend annually to the Board of Directors the appointment of the independent accountants of the Company; review with the independent accountants the scope of the annual audit and review their final report relating thereto; review with the independent accountants the accounting practices and policies of the Company; review with the internal and independent accountants the overall accounting and financial controls of the Company; be available to independent accountants during the year for consultation; and review related party transactions by the Company on an ongoing basis and review potential conflicts of interest situations where appropriate. The audit committee had one meeting in 1996.

         The stock option committee of the Board of Directors is responsible for administering the Company's 1991 Stock Option Plan ("1991 Plan"), the 1993 Stock Option Plan ("1993 Plan") and 1996 Performance Equity Plan ("1996 Plan"), each of which is discussed below. The stock option committee currently consists of Mr. Jonathan L. Steinberg and Mr. Bruce L. Sokoloff. During 1996, the stock option committee did not meet, but acted by unanimous written consent on numerous occasions.

Executive Compensation

         The following table sets forth the compensation for the past three fiscal years ended December 31, 1996, for the Company's Chief Executive Officer and each other executive officer whose compensation exceeded $100,000 for the fiscal year ended December 31, 1996.

===================================================================================================================
                                            SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
                                                                Annual Compensation       Long-Term Compensation
                                                           --------------------------------------------------------
                                                                                          Number of     All Other
Name and Principal Position                         Year          Salary      Bonus        Options     Compensation
-------------------------------------------------------------------------------------------------------------------
Jonathan L. Steinberg,                               1996        $160,000       --          100,000        --
Chief Executive Officer
                                                     1995        $110,000     $200,000       80,000        --
                                                     1994        $110,000       --          500,000        --
-------------------------------------------------------------------------------------------------------------------
Robert H. Schmidt,                                   1996        $210,427       --           80,000        --
President and Chief Operating Officer(1)
                                                     1995        $150,000     $150,000       80,000        --
                                                     1994         $75,000       --          400,000        --
-------------------------------------------------------------------------------------------------------------------
Scot A. Rosenblum,                                   1996        $150,000       --           60,000        --
Vice President, Chief Financial Officer,
Treasurer and Secretary
                                                     1995         $99,990     $100,000       50,000        --
--------------------------------------------------
                                                     1994         $91,247       --          100,000        --
===================================================================================================================

(1)      Mr. Schmidt commenced employment with the Company in July 1994.


         The Company employs Mr. Robert H. Schmidt pursuant to an employment agreement expiring July 27, 1997, renewable for successive one-year periods automatically, unless terminated under the notice provisions set forth in the agreement. Mr. Schmidt's current annual base compensation is a total of $212,500. The Company is obligated to pay for life insurance benefits for Mr. Schmidt up to an annual premium amount of $10,000. The agreement requires Mr. Schmidt to devote his full business time to the Company and contains a non-competition provision for a period of one year following termination of employment.

     Mr. Jonathan L. Steinberg and Mr. Scot A. Rosenblum do not have written employment agreements; for fiscal year 1997 they are compensated with an annual base salary of $230,000 and $162,500, respectively.

         On November 4, 1996, the Board of Directors adopted a compensation plan for key executives and employees of the Company. Under this plan, the Board of Directors determined Messrs. Steinberg, Schmidt and Rosenblum are eligible to receive a cash bonus equal to 20% of their base salary if the information services operations of the Company (i.e., publishing and on-line services) achieves target profitability of $500,000 in the fiscal year ended December 31, 1997.

Option Grants

         The following table sets forth the stock options granted in the last fiscal year to the Company's executive officers identified in the Summary Compensation table above.

===========================================================================================================================
                                           OPTIONS GRANTED IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
                                                                     % of Total
                                            Number of             Options Granted       Exercise Price       Expiration
Name of Executive                        Options Granted          to All Employees         Per Share            Date
---------------------------------------------------------------------------------------------------------------------------
Jonathan L. Steinberg(1)                     100,000                   12.95%                $7.50            11/4/06
---------------------------------------------------------------------------------------------------------------------------
Robert H. Schmidt(2)                          80,000                   10.36%                $7.50            11/4/06
---------------------------------------------------------------------------------------------------------------------------
Scot A. Rosenblum(3)                          60,000                    7.77%                $7.50            11/4/06
===========================================================================================================================

(1) The options become exercisable as to 33,334 shares of Common Stock on November 4, 1997 and 33,333 shares of Common Stock on November 4 in each of 1998 and 1999.

(2) The options become exercisable as to 26,667 shares of Common Stock on November 4, 1997 and 26,666 shares of Common Stock on November 4 in each of 1998 and 1999.

(3) The options become exercisable as to 20,000 shares of Common Stock on November 4 in each of 1997, 1998 and 1999.

         The following table sets forth the fiscal year end option values of outstanding options at December 31, 1996 and the dollar value of unexercised, in-the-money options for the Company's executive officers identified in the Summary Compensation table above.

------------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATED FISCAL YEAR END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------
                                     Number of Securities Underlying                    Dollar Value of Unexercised
                                 Unexercised Options at Fiscal Year End:            in-the-Money Options at Year End(1)
                          ----------------------------------------------------------------------------------------------------
Name                              Exercisable              Unexercisable             Exercisable           Unexercisable
------------------------------------------------------------------------------------------------------------------------------
Jonathan L. Steinberg               151,667                   528,333                  $329,062               $494,064
------------------------------------------------------------------------------------------------------------------------------
Robert H. Schmidt                   268,334                   291,666                  $523,331               $346,667
------------------------------------------------------------------------------------------------------------------------------
Scot A. Rosenblum                   258,579                   137,084                $1,117,614               $106,249
------------------------------------------------------------------------------------------------------------------------------

(1) The value of a share of Common Stock on December 31, 1996 as reported by The Nasdaq Stock Market was $7.25.

Director Compensation

         Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for all reasonable costs incurred in attending meetings of the Board of Directors. Pursuant to the 1996 Plan, directors who are not employees of the Company receive automatic grants of stock options upon their election or appointment as a director and upon each re-election as a director. Each stock option is for 30,000 shares of Common Stock and vests at the rate of 10,000 shares of Common Stock per year after an equal period of service, and once vested, remain exercisable until the tenth anniversary of the date of grant. Each option is exercisable per share at the market price per share on the date of grant. Notwithstanding the foregoing, if the director eligible for an award of a stock option is re-elected as a director and has not yet served as a director of the Company for a term of three full years, the award of the stock option will be modified as follows: (A) the number of shares of Common Stock that may be acquired under the stock option will be reduced to
(1) 20,000 shares of Common Stock if the director has served as a director more than two years, but less than three years, (2) 10,000 shares of Common Stock if the director has served as a director more than one year, but less than two years, and (3) if the director has served less than one year as a director, no stock option will be awarded; and (B) the stock option will be exercisable by the director as to 10,000 shares of Common Stock on each of the second and third anniversaries of his re-election or re-appointment as a director if the stock option represents the right to acquire 20,000 shares of Common Stock and the stock option will be exercisable by the director as to 10,000 shares of Common
Stock on the third anniversary of his re-election or re-appointment as a director if the stock option represents the right to acquire 10,000 shares of Common Stock.

         Mr. Peter M. Ziemba was granted an option during 1996 to acquire 30,000 shares of Common Stock at $10.50 per share, vesting at the rate of 10,000 shares of Common Stock on June 19, 1997, 1998 and 1999, exercisable until June 19, 2006.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten-percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten-percent stockholders also are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, the Company believes that during the Company's fiscal year ended December 31, 1996, all its officers, directors and ten-percent stockholders complied with the Section 16(a) reporting requirements.

Stock Option Plans

1991 Plan

         In September 1991, the Company adopted the 1991 Plan covering 200,000 shares of the Company's Common Stock pursuant to which officers, directors, and key employees of the Company are eligible to receive incentive or non-qualified stock options. The 1991 Plan, which expires in October 2001, is administered by the Stock Option Committee of the Board of Directors pursuant to the powers delegated to it by the Board of Directors. To the extent permitted under the express provisions of the 1991 Plan, the Stock Option Committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of options and administration of the 1991 Plan in order to attract and retain persons instrumental to the success of the Company. There are options outstanding under the 1991 Plan for 182,000 shares of Common Stock, and options for 9,000 shares of Common Stock have been exercised.

1993 Plan

         In February 1993, the Company adopted the 1993 Plan covering 500,000 shares of the Company's Common Stock pursuant to which officers, directors, key employees and consultants of the Company are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards. The 1993 Plan will terminate at such time no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until February 16, 2003. The 1993 Plan is administered by the Stock Option Committee pursuant to the powers delegated to it by the Board of Directors. To the extent permitted under the provisions of the 1993 Plan, the Stock Option Committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of awards and administration of the 1993 Plan in order to attract and retain persons instrumental to the success of the Company. There are options outstanding under the 1993 Plan for 427,501 shares of Common Stock, and options for 40,560 shares have been exercised

1996 Plan

         In 1996, the Company adopted the 1996 Plan covering 1,000,000 shares of the Company's Common Stock pursuant to which officers, directors, key employees and consultants of the Company are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards. The 1996 Plan will terminate at such time no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until March 18, 2006. The 1996 Plan is administered by the Stock Option Committee pursuant to the powers delegated to it by the Board of Directors. To the extent permitted under the provisions of the 1996 Plan, the Stock Option Committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of awards and administration of the 1996 Plan in order to attract and retain persons instrumental to the success of the Company. There are options outstanding under the 1996 Plan for 285,100 shares of Common Stock.

Management Plan

         In November 1996, the Company adopted the 1996 Management Incentive Plan covering 500,000 shares of the Company's Common Stock, pursuant to which executives of the Company or its subsidiaries are eligible to receive grants of various awards. See Proposal 3 for a discussion of the 1996 Management Incentive Plan and Appendix B for a copy of this plan.


                      PROPOSAL 2: TO APPROVE THE AMENDMENT
                       TO THE CERTIFICATE OF INCORPORATION

General

         The Company is currently authorized by its Certificate of Incorporation to issue 10,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. The original Certificate of Incorporation provided authorization to issue 2,000,000 shares of Preferred Stock, of which 1,000,000 shares of Preferred Stock were designated as the Convertible Voting Preferred Stock on December 4, 1991, which were subsequently converted into Common Stock and retired. As of the record date, 6,161,869 shares of Common Stock were outstanding and no shares of Preferred Stock were designated and outstanding, and the Company was obligated to reserve 3,926,603 shares of Common Stock for issuance under the 1991 Plan, 1993 Plan, 1996 Plan and 1996 Management Incentive Plan and upon exercise of other outstanding options. As further discussed herein, the Board of Directors believes that the current number of authorized shares of Common Stock is inadequate for the long term growth and development of the Company. Accordingly, the Board of Directors proposes to amend the Certificate of Incorporation to increase the authorized number of shares of Common Stock by an additional 8,000,000 shares of Common Stock to 18,000,000 shares of Common Stock and to increase the authorized number of shares of Preferred Stock by an additional 1,000,000 shares of Preferred Stock to 2,000,000 shares of Preferred Stock.

         The Board of Directors has unanimously approved the proposal to amend the Certificate of Incorporation. As of the record date, the Company's directors and executive officers owned of record 933,010 shares of Common Stock, representing approximately 15% of the shares of Common Stock entitled to vote at the Annual Meeting. Each of the directors and executive officers own options to purchase shares of Common Stock as set forth below and are eligible to receive grants of options and/or equity based awards under the various employee equity award plans and their employment arrangements or otherwise acquire securities of the Company. See "Voting Securities". The Company's directors and executive officers have advised the Company that they will vote their shares of Common Stock in favor of the proposal.


                                 Number of Shares of Common Stock
Name                               Subject to Outstanding Options
----                            ----------------------------------
Jonathan L. Steinberg                         680,000
Robert H. Schmidt                             560,000
Scot A. Rosenblum                             395,663
Bruce Sokoloff                                 30,000
Peter M. Ziemba                                30,000
Other officers as a group (1 person)           30,000

Reason for the Proposal

         The Company currently has issued and outstanding 6,161,869 shares of Common Stock and is obligated to reserve 3,926,603 shares of Common Stock for issuance under the 1991 Plan, 1993 Plan, 1996 Plan and 1996 Management Incentive Plan and upon exercise of other outstanding options. Based on the number of shares of Common Stock outstanding as of the record date, the need to reserve shares of Common Stock as set forth above and the current Certificate of Incorporation limit of 10,000,000 shares of Common Stock, the Board of Directors does not believe there is an adequate number of authorized shares of Common Stock under the Certificate of Incorporation for management to be able to meet current obligations of the Company and to plan for the future growth and development of the Company.

         The Board of Directors believes approval of the amendment to the Certificate of Incorporation is in the best interest of the Company and its stockholders. The authorization of additional shares of Common Stock will enable the Company to meet its obligations under the various employee benefit plans, employment arrangements and outstanding options and issue options, awards and warrants in the future. In addition, the proposed amendment will give the Board of Directors flexibility to authorize the issuance of shares of Common Stock and Preferred Stock in the future for financing the Company's business, for acquiring other businesses, for forming strategic partnerships and alliances, for stock dividends and stock splits, and for director and employee benefit plans.

         Approval of the proposal will permit the Board of Directors to issue additional shares of Common Stock and Preferred Stock without further approval of the stockholders of the Company; and the Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law, the Certificate of Incorporation or stock market or exchange requirements. Although the Company may from time to time review various transactions that could result in the issuance of Common Stock or Preferred Stock and management of the Company currently is exploring the possibility of raising additional equity financing by issuing Common Stock or Preferred Stock, which may occur in the near future, the Board of Directors is not considering any proposals to issue additional shares of capital stock, except as may be required in connection with the exercise of existing outstanding options and other stock based awards which may be issued under the Company's 1991 Plan, 1993 Plan, 1996 Plan or 1996 Management Incentive Plan or under any other plan or arrangement the Board of Directors may hereafter approve.

         The additional flexibility described above afforded to the Board of Directors by their ability to issue shares of Common Stock and Preferred Stock could be used to discourage an unsolicited takeover proposal which the Board of Directors believes is not in the best interest of the stockholders. For example, shares of Common Stock or Preferred Stock could be privately placed with purchasers who may support the Board of Directors in opposing a hostile takeover bid. Although the Board of Directors is required to make any determination to issue securities based on its judgment as to the best interests of the stockholders of the Company, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders nevertheless might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of their stock. In addition, the issuance of such shares might make it more difficult or discourage attempts to remove incumbent management. Moreover, the issuance of such shares might have a dilutive effect on earnings per share and on the voting rights of the existing stockholders.

Description of Securities

Common Stock

         The holders of Common Stock of the Company are entitled to one vote for each share held of record on all matters to be voted on by the stockholders of the Company. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of Common Stock of the Company voted in an election of directors can elect the directors of the Company. The holders of Common Stock are entitled to receive dividends when, as, and if declared by the Board of Directors out of funds legally available therefor. The Company never has paid dividends on its shares of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock.

Preferred Stock

         The Company is authorized to issue Preferred Stock with such designations, rights and preferences as may be determined from time to time by the Board of Directors. Accordingly, the Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting or other rights that could affect adversely the voting power of other rights of the holders of the Common Stock. The Company does not have any Preferred Stock outstanding.

         If the proposal to amend the Certificate of Incorporation is approved, the fourth article of the Certificate of Incorporation will be amended as set forth in Appendix A to this Proxy Statement. The financial statements, management's discussion and analysis of financial condition and results of operations and related information is incorporated by reference from the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL
       OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION


                             PROPOSAL 3: APPROVAL OF
                         1996 MANAGEMENT INCENTIVE PLAN

         On November 4, 1996, the Board of Directors unanimously adopted the 1996 Management Incentive Plan ("Management Plan"), subject to stockholder approval. The Management Plan provides for the grant of options to executive officers of the Company and its subsidiaries to purchase up to 500,000 shares of Common Stock. The Management Plan is intended to assist the Company and its subsidiaries in attracting, retaining and motivating executives of particular merit.

         Although the Company believes that all material provisions of the Management Plan have been set forth in this Proxy Statement, this summary does not discuss all the elements of the Management Plan and is qualified in its entirety by reference to the text of the Management Plan, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                 VOTE "FOR" THE APPROVAL OF THE MANAGEMENT PLAN

Summary of the Management Plan

Administration

         The Management Plan will be administered by the Board of Directors or by a committee ("Committee") appointed by the Board of Directors, whose members will serve at the pleasure of the Board of Directors. If no Committee is so designated, then the Management Plan will be administered by the Board of Directors. The Board of Directors or, if appointed, Committee, has full authority, subject to the provisions of the Management Plan, to award (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) other stock-based awards (collectively, "Awards").

         Subject  to the  provisions  of  the  Management  Plan,  the  Board  of
Directors or the Committee determines, among other things, the executive officers to whom from time to time Awards may be granted ("Holders"), the specific type of Awards to be granted (e.g., Stock Option, Restricted Stock, etc.), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Board of Directors or the Committee of any provisions of, and the determination of any questions arising under, the Management Plan or any rule or regulation established by the Board of Directors or the Committee pursuant to the Management Plan will be final, conclusive and binding on all persons interested in the Management Plan.

Shares Subject to the Plan; General Terms

         The Management Plan authorizes the granting of Awards the exercise of which would allow up to an aggregate of 500,000 of the Company's Common Stock to be acquired by the Holders of said Awards. In order to prevent the dilution or enlargement of the rights of Holders under the Management Plan, the number of the Company's Common Stock authorized by the Management Plan is subject to adjustment by the Board of Directors in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, reverse stock split or change in the par value affecting the Company's Common Stock. If any Award granted under the Management Plan is forfeited or terminated, the Company's Common Stock that was available pursuant to such Award will again be available for distribution in connection with Awards subsequently granted under the Management Plan.

         Any equity security granted pursuant to the Management Plan must be held for six months from the date of grant or in the case of an option, at least six months must elapse from the date of acquisition of the option to the date of disposition of the option (other than upon exercise or conversion) or its underlying equity security.

Eligibility

         Subject to the provisions of the Management Plan, Awards may be granted to executive officers who are deemed to have rendered or to be able to render significant services to the Company or its subsidiaries and are deemed to have contributed or to have the potential to contribute to the success of the Company. Incentive Options (as hereinafter defined) may be awarded only to persons who, at the time of such awards, are employees of the Company or its subsidiaries.

Types of Awards

         Options

         The Management Plan provides both for "incentive stock options" ("Incentive Options") as defined in Section 422 of the Code, and for options not qualifying as Incentive Options ("Non-qualified Options"), both of which may be granted with any other stock-based award under the Management Plan. The Board of Directors or the Committee will determine the exercise price per share of Common Stock purchasable under an Incentive or Non-qualified Option (collectively, "Options"). The exercise price of a Non-qualified Option may be less than 100% of the fair market value on the last trading day before the date of the grant. The exercise price of an Incentive Option may not be less than 100% of the fair market value on the last trading day before the date of grant (or in the case of an Incentive Option granted to a person possessing at the time of grant more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of such fair market value).

         The Board of Directors or the Committee determines when Options are to be granted and when they may be exercised. However, an Incentive Option may only be granted within a ten-year period commencing on November 4, 1996 and may only be exercised within ten years of the date of the grant (or within five years in the case of an Incentive Option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary). Subject to any limitations or conditions of the Management Plan and any the Board of Directors or the Committee may impose, Options may be exercised, in whole or in part, during the term of the Option by giving written notice of exercise to the Company specifying the number of the Company's Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price, either in cash or in securities of the Company, or in combination thereof. Options granted under the Management Plan are exercisable only by the Holder during his or her lifetime. The Options granted under the Management Plan may not be transferred other than by will or by the laws of descent and distribution.

         Generally, if the Holder received an option as an employee of the Company or a subsidiary, no Option, or any portion thereof, granted under the Management Plan may be exercised by the Holder unless he or she is employed by the

Company or a subsidiary of the Company at the time of the exercise and has been so employed continuously from the time the Option was granted. However, in the event the Holder's employment with the Company is terminated due to disability, the Option will be fully vested and the Holder may still exercise his or her Option for a period of one year (or such other lesser period as the Board of Directors or the Committee may specify at the time of grant) from the date of such termination or until the expiration of the stated term of the Option, whichever period is shorter. Similarly, should a Holder die while in the employment of the Company or a subsidiary, the Option will be fully vested on the date of death and his or her legal representative or legatee under his or her will may exercise the decedent Holder's Option for a period of one year from death (or such other greater or lesser period as the Board of Directors or the Committee specifies at the time of grant) or until the expiration of the stated term of the Option, whichever is shorter. Further, if the Holder's employment is terminated without cause or due to normal retirement (upon attaining the age of 65), then the portion of any Option that has vested by the date of such retirement or termination may be exercised for the lesser of three months after retirement or the balance of the Option's term.

         Stock Appreciation Rights

         The Board of Directors or the Committee may grant Stock Appreciation Rights ("SARs" or singularly "SAR") in conjunction with all or part of any Option granted under the Management Plan or may grant SARs on a free-standing basis. In conjunction with Non-qualified Options, SARs may be granted either at or after the time of the grant of such Non-qualified Options. In conjunction with Incentive Options, SARs may be granted only at the time of the grant of such Incentive Options. An SAR entitles the Holder thereof to receive an amount (payable in cash and/or the Common Stock, as determined by the Board of Directors or the Committee) equal to the excess fair market value of one share of Common Stock over the SAR price or the exercise price of the related Option, multiplied by the number of shares subject to the SAR.

         Restricted Stock Awards

         The Board of Directors or the Committee may award shares of Restricted Stock either alone or in addition to other Awards granted under the Management Plan. The Board of Directors or the Committee shall determine the restricted period during which the shares of stock may be forfeited if, for example, the Holder's employment with the Company is terminated. In order to enforce the forfeiture provisions, the Management Plan requires that all shares of Restricted Stock awarded to the Holder remain in the physical custody of the Company until the restrictions on such shares have terminated.

         Deferred Stock

         The Board of Directors or the Committee may award shares of Deferred Stock either alone or in addition to other Awards granted under the Management Plan. The Board of Directors or the Committee shall determine the deferral period during which time the receipt of the stock is deferred. The Award may specify, for example, that the Holder must remain employed by the Company during the entire deferral period in order to be issued the stock.

         Stock Reload Options

         A Stock Reload Option permits a Holder who exercises an Option by delivering already owned stock (i.e., the stock-for-stock method) to receive back from the Company a new Option (at the current market price) for the same number of shares delivered to exercise the Option, which new Option may not be exercised until one year after it was granted and expires on the date the original Option would have expired (had it not been previously exercised). The Board of Directors or the Committee may grant Stock Reload Options in conjunction with any Option granted under the Management Plan. In conjunction with Incentive Options, Stock Reload Options may be granted only at the time of the grant of such Incentive Option. In conjunction with Non-qualified Options, Stock Reload Options may be granted either at or after the time of the grant of such Non-qualified Options.

         Other Stock-Based Awards

         The Board of Directors or the Committee may grant performance shares and shares of stock valued with reference to the performance of the Company, either alone or in addition to or in tandem with Stock Options, Restricted

Stock or Deferred Stock. Subject to the terms of the Management Plan, the Board of Directors or the Committee has complete discretion to determine the terms and conditions applicable to any such stock-based awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

         Withholding Taxes

         Upon the exercise of any Award granted under the Management Plan, the Holder may be required to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for the Common Stock. Subject to certain stringent limitations under the Management Plan and at the discretion of the Company, the Holder may satisfy these requirements by electing to have the Company withhold a portion of the shares to be received upon the exercise of the Award having a value equal to the amount of the withholding tax due under applicable federal, state and local laws.

         Agreements

         Options, Restricted Stock, Deferred Stock, and SARs and other stock-based awards granted under the Management Plan will be evidenced by agreements consistent with the Management Plan in such form as the Board of Directors or the Committee may prescribe. Neither the Management Plan nor agreements thereunder confer any right to continued employment upon any Holder.

Term and Termination of the Management Plan

         The Management Plan was effective as of November 4, 1996 ("Effective Date"), subject to approval by the stockholders of the Company within one year after the Effective Date. Any Awards granted under the Management Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant). If the Management Plan is not approved by stockholders, all Awards granted thereunder shall be deemed options not granted under any plan. To the extent any such options were Incentive Options, these will be treated as Non-qualified Options. Unless terminated by the Board of Directors, the Management Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the Management Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Options may only be made during the ten-year period following the Effective Date.

Amendments to the Plan

         The Board of Directors may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Management Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder of any Award theretofore granted, without his or her consent.

Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of participation in the Management Plan is only a summary of the general rules applicable to the grant and exercise of stock options and does not purport to give specific details on every variable and does not cover, among other things, state, local and foreign tax treatment of participation in the Management Plan. The information is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Options

         The Holder will recognize no taxable income and the Company will not qualify for any deduction upon the grant or exercise of an Incentive Option. Upon a disposition of the shares underlying the Incentive Option after the later of two years from the date of grant or one year after the issuance of the shares to the Holder, the Holder will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment in computing the alternative minimum tax for a Holder's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the Holder. If the Common Stock acquired upon the exercise of an Incentive Option are disposed of before expiration of the necessary holding period of two years from the date of the grant of the Incentive Option and one year after the exercise of the Incentive Option, (i) the Holder will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The Holder will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the Holder held the shares, and the Company will not qualify for a deduction with respect to such excess. In the case of a disposition of shares in the same taxable year as the exercise of the Incentive Option, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

Non-qualified Options

         With respect to Non-qualified Options (i) upon grant, the Holder will recognize no income; (ii) upon exercise (if the Common Stock are not subject to a substantial risk of forfeiture), the Holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the Holder. On a disposition of the shares, the Holder will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the Holder held the shares.

         If the shares acquired upon exercise of a Non-qualified Option are subject to a substantial risk of forfeiture, the Holder will recognize income at the time when the substantial risk of forfeiture is removed and the Company will qualify for a corresponding deduction at such time.


                             INDEPENDENT ACCOUNTANTS

         The Company has selected Deloitte & Touche LLP as its independent accountants for the year ending December 31, 1997. A representative of Deloitte & Touche LLP is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions from stockholders.


                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.

                           1997 STOCKHOLDER PROPOSALS

         In order for any Stockholder Proposal for the 1998 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, it must be received by the Company at its principal executive offices by January 7, 1998.


                                  OTHER MATTERS

         The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                           By Order of the Board of Directors


                                           Scot A. Rosenblum
                                           Secretary
New York, New York
May 7, 1997

                                                                   APPENDIX A


                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         INDIVIDUAL INVESTOR GROUP, INC.


     Pursuant to the General Corporation Law of the State of Delaware ("GCL"), it is hereby certified that:

     1. The present name of the corporation (hereinafter called the "corporation") is Individual Investor Group, Inc. The name under which the corporation was incorporated was Financial Data Systems, Inc. The date of filing the original certificate of incorporation of the corporation with the Secretary of State of the State of Delaware was September 19, 1985.

     2. The certificate of incorporation of the corporation is hereby amended by deleting the first paragraph of Article Fourth and in its stead substituting the following:

                           The total  number of shares of all  classes  of stock
                  that the Corporation shall have authority to issue is twenty million (20,000,000) shares, of which eighteen million (18,000,000) shares will be shares of Common Stock, with a par value of one cent ($.01) per share, and two million (2,000,000) shares shall be shares of Preferred Stock, with a par value of one cent ($.01) per share.

     3. Except as otherwise amended hereby, the provisions of the certificate of incorporation of the corporation are in full force and effect.

     4. The amendment to the certificate of incorporation has been duly adopted in accordance with the provisions of Section 242 of the GCL, by resolution of the Board of Directors of the corporation and by affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon at a meeting of stockholders.

                  IN  WITNESS   WHEREOF,   the  undersigned   have  signed  this
Certificate of Amendment on this ____ day of June 1997.




                                                    Robert Schmidt, President


ATTEST:



----------------------------
Scot A. Rosenblum, Secretary

                                                                  APPENDIX B

                                Approved by Board of Directors November 4, 1996
                                     Approved by Stockholders on: _____________


                         INDIVIDUAL INVESTOR GROUP, INC.

                         1996 Management Incentive Plan


Section
    1.     Purpose; Definitions.

     1.1 Purpose. The purpose of the Individual Investor Group, Inc. (the "Company") 1996 Management Incentive Plan (the "Plan") is to enable the Company to offer to the executive officers of the Company and its subsidiaries as determined by the Committee (as hereinafter defined) an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

     1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

     (d) "Committee" means any committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

     (e) "Common Stock" means the Common Stock of the Company, par value $.01 per share.

     (f)  "Company"  means  Individual   Investor  Group,  Inc.,  a  corporation
organized under the laws of the State of Delaware.

     (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 8, below, at the end of a specified deferral period.

     (h)   "Disability"   means   disability  as  determined   under  procedures
established by the Committee for purposes of the Plan.

     (i) "Effective Date" means the date set forth in Section 12.1, below.

     (j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC

Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

     (k) "Holder" means a person who has received an award under the Plan.

     (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

     (o) "Other Stock-Based Award" means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

     (p) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

     (q) "Plan" means the Individual Investor Group, Inc. 1996 Management Incentive Plan, as hereinafter amended from time to time.

     (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

     (s) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.

     (t) "Stock" means the Common Stock of the Company, par value $.01 per share.

     (u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.

     (v) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

     (w) "Stock Reload Option" means any option granted under Section 5.3, below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

     (x) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section 2.   Administration.

            2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.

             2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

     (a) to select the executive officers of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

     (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

     (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

     (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

     (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

     (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

     (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

        2.3          Interpretation of Plan.

     (a) Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

     (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such
Section 422.

Section  3.     Stock Subject to Plan.

           3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 500,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

            3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any change in the number of outstanding shares of Common Stock of the Company occurring as the result of a stock split, reverse stock split or stock dividend on the Common Stock, after the grant of an Award, the Company shall proportionately adjust the number of shares of Stock subject to the Award and the price to be paid on exercise of an Award as well as the aggregate number of shares reserved for issuance under the Plan. Any right to acquire a fractional share of Stock resulting from any adjustments will be rounded to the nearest whole share of Stock. If the Company shall be the surviving corporation in any merger, combination or consolidation, any outstanding Award shall pertain and apply to the shares of Stock to which the Holder is entitled, without adjustment for issuance by the Company of any securities in the merger, combination or consolidation. In the event of a change in the par value of the Common Stock of the Company which is subject to any outstanding Award, such Award will be deemed to pertain to the shares of Stock resulting from any such change. To the extent that the foregoing adjustments relate to the Common Stock of the Company, the adjustments will be made by the Committee whose determination will be final, binding and conclusive.

Section  4.     Eligibility.

           4.1 General. Awards may be made or granted to executive officers of the Company and its subsidiaries as selected by the Committee who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

Section  5.      Required Six Month Holding Period.

         A period of not less than six months must elapse from the date of grant of an award under the Plan, before any disposition by a Holder of a derivative security (as defined in Rule 16a-1 promulgated under the
Securities Exchange Act of 1934, as amended) issued under this Plan or before any disposition by a Holder of any Stock purchased or granted pursuant to an award under this Plan.

Section  6.      Stock Options.

        6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

     (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock if granted to a person other than a 10% Stockholder and, if granted to a 10% Stockholder, the exercise price shall not be less than 110% of the Fair Market Value of the Stock.

     (b) Option Term. Subject to the limitations in Section 6.1, above, the term of each Stock Option shall be fixed by the Committee.

     (c) Exercisability. Stock Options shall be exercisable at such time or times, and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

     (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

     (e) Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

     (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (h) Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

     (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

     (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

     (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

       6.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

Section  7.         Stock Appreciation Rights.

        7.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

     7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

     (a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

     (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

     (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR Value divided by the Fair Market Value (on the exercise date).

     (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section  8.       Restricted Stock.

       8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

  8.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

     (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

     (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

     (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and
(ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section  9.      Deferred Stock.

         9.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

  9.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

     (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

     (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Stock to the Holder.

     (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

     (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section  10.       Other Stock-Based Awards.

       10.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

       10.2 Eligibility for Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such other stock-based awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

       10.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section  11.        Amendment and Termination.

         The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

Section  12.        Term of Plan.

           12.1 Effective Date. The Plan shall be effective as of November 4, 1996 ("Effective Date"), subject to the approval of the Plan by the Company's stockholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

           12.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

Section  13.          General Provisions.

           13.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within ten days after the Agreement has been delivered to the Holder for his or her execution.

           13.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

           13.3   Employees.

     (a) Engaging in Competition With the Company. In the event a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within eighteen months after the date thereof such Holder accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

     (b) Termination for Cause. The Committee may, in the event a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

     (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

        13.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

        13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

        13.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         13.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

         13.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

         13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement (with respect to Incentive Stock Options) conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said
Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provision of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

         13.12 Non-Registered Stock. The shares of Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

                     INDIVIDUAL INVESTOR GROUP, INC. - PROXY
                       Solicited by the Board of Directors
                 for Annual Meeting to be held on June 18, 1997


        The  undersigned  Stockholder(s)  of INDIVIDUAL  INVESTOR  GROUP, INC.,
P a Delaware corporation ("Company"), hereby appoints Robert H. Schmidt and Peter M. Ziemba, or either of them, with full power of substitution and
R to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the
O undersigned at the Annual Meeting of Stockholders of the Company to be held on June 18, 1997 and at all adjournments thereof. This proxy will
X be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the
Y     following proposals.

   1.             Election of the following Directors:

FOR all nominees listed below, except       WITHHOLD AUTHORITY to vote
as marked to the contrary below   |_|       for all nominees listed below|_|

                   Jonathan L. Steinberg and Scot A. Rosenblum

      INSTRUCTIONS:   To withhold authority to vote for any individual nominee,
         write that nominee's name in the space below.

                      -------------------------------------

   2. To amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 18,000,000 and the number of authorized shares of Preferred Stock to 2,000,000.

           FOR  |_|                  AGAINST  |_|                ABSTAIN  |_|

   3.             To approve and adopt the 1996 Management Incentive Plan.

           FOR  |_|                  AGAINST  |_|                ABSTAIN  |_|

   4. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

  |_|             I plan to attend the Annual Meeting.


                                                      Date ____________  , 1997



                                                     --------------------------
                                                      Signature


                                                     --------------------------
                                                      Signature if held jointly


     Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.






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